FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: October 15, 2003

(Date of earliest event reported)

Nissan Master Owner Trust Receivables

(Issuer of the notes)

(Exact name of registrant as specified in its charter)

Nissan Wholesale Receivables Corporation II
 (Originator of the trust that issues notes under the related prospectus and prospectus supplement)

(Exact name of registrant as specified in its charter)

DELAWARE	333-105666 333-105666-01	65-1184628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8369

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6
EXHIBIT 4.7

ITEM 5. OTHER EVENTS

          On October 15, 2003, Nissan Wholesale Receivables Corporation II (“NWRC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of October 15, 2003, between NMAC, as seller, and NWRC II, as buyer (the “Amended and Restated Receivables Purchase Agreement”), pursuant to which NMAC sold to NWRC II certain dealer floorplan contracts relating to certain new, pre-owned and used automobiles and light-duty trucks (the “Receivables”) and related property. On October 15, 2003, Nissan Master Owner Trust Receivables (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of May 13, 2003 (the “Trust Agreement”), as amended by the Amended and Restated Trust Agreement, dated as of October 15, 2003 (the “Amended and Restated Trust Agreement”), by and between NWRC II, as transferor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2003 (the “Amended and Restated Transfer and Servicing Agreement”), by and among the Trust, NWRC II, as transferor, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. On October 15, 2003, the Trust entered into that certain Amended and Restated Administration Agreement, dated as of October 15, 2003 (the “Amended and Restated Administration Agreement”), by and among the Trust, NMAC, as administrator, the Owner Trustee and the Indenture Trustee, relating to the provision by NMAC of certain services relating to the Notes. Also on October 15, 2003, the Trust caused the issuance, pursuant to an Amended and Restated Indenture, dated as of October 15, 2003 (the “Amended and Restated Indenture” and together with the Amended and Restated Receivables Purchase Agreement, the Amended and Restated Trust Agreement, the Amended and Restated Transfer and Servicing Agreement and the Amended and Restated Administration Agreement, the “Transaction Documents”), by and between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee (the “Indenture Trustee”), pursuant to a Series 2003-A Indenture Supplement (the “Indenture Supplement”), by and between the Trust, as issuer, and the Indenture Trustee and pursuant to the Amended and Restated Transfer and Servicing Agreement, of Series 2003-A notes (the “Notes”). The Notes, with an aggregate principal balance of $950,000,000, were sold to Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Williams Capital Group L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated October 2, 2003 (the “Underwriting Agreement”), by and among NWRC II, NMAC, the Trust and Morgan Stanley & Co. Incorporated, on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File Nos. 333-105666 and 333-105666-01).

          Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Annex of Definitions to the Indenture and the other Transaction Documents.

          Attached as Exhibit 4.1 is the Amended and Restated Transfer and Servicing Agreement, as Exhibit 4.2 is the Amended and Restated Indenture, as Exhibit 4.3 is the Annex of Definitions, as Exhibit 4.4 is the Indenture Supplement, as Exhibit 4.5 is the Amended and Restated Receivables Purchase Agreement, as Exhibit 4.6 is the Amended and Restated Trust Agreement and as Exhibit 4.7 is the Amended and Restated Administration Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Amended and Restated Transfer and Servicing Agreement, dated October 15, 2003, among the Trust, as issuer, NWRC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Amended and Restated Indenture, dated October 15, 2003, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Annex of Definitions.

Exhibit 4.4	Indenture Supplement, dated October 15, 2003, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.5	Amended and Restated Receivables Purchase Agreement, dated October 15, 2003, by and between NMAC, as seller, and NWRC II, as buyer.

Exhibit 4.6	Amended and Restated Trust Agreement, dated October 15, 2003, by and between NWRC II, as transferor, and the Owner Trustee.

Exhibit 4.7	Amended and Restated Administration Agreement, dated October 15, 2003, by and among the Trust, NMAC, as administrator, the Owner Trustee and the Indenture Trustee.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN MASTER OWNER TRUST RECEIVABLES

By:	NISSAN WHOLESALE RECEIVABLES CORPORATION II, as originator of Nissan Master Owner Trust Receivables

By:	/s/ Joji Tagawa Name: Joji Tagawa Title: Treasurer

Date: October 28, 2003

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa Name: Joji Tagawa Title: Treasurer

Date: October 28, 2003

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

4.1	Amended and Restated Transfer and Servicing Agreement

4.2	Amended and Restated Indenture

4.3	Annex of Definitions

4.4	Indenture Supplement

4.5	Amended and Restated Receivables Purchase Agreement

4.6	Amended and Restated Trust Agreement

4.7	Amended and Restated Administration Agreement